Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 25, 2010, is entered into by and between NATIONAL SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Company”), and BANK OF AMERICA, N.A. (the “Bank”).

RECITALS

A.            The Company and the Bank are parties to a Credit Agreement dated as of August 22, 1995 and amended and restated as of November 17, 2006 (as amended, restated or modified from time to time, the “Credit Agreement”), pursuant to which the Bank has extended certain credit facilities to the Company.

B.            The Company has requested that the Bank agree to certain amendments of the Credit Agreement.

C.            The Bank is willing to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Defined Terms.  Unless otherwise defined herein, capitalized terms used herein shall have the meanings, if any, assigned to them in the Credit Agreement.

2.             Amendment to Credit Agreement.

(a)           Section 1.01 of the Credit Agreement shall be amended at the definition of “Termination Date,” by amending and restating such definition to read in its entirety as follows:

“Termination Date” means November 17, 2013.

3.             Representations and Warranties.  The Company hereby represents and warrants to the Bank as follows:

(a)           No Default or Event of Default has occurred and is continuing.

(b)           The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.  The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

(c)           All representations and warranties of the Company contained in the Credit Agreement are true and correct.

(d)           The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

4.             Effective Date.  This Amendment will become effective on the date hereof (the “Effective Date”), provided that each of the following conditions precedent is satisfied:

(a)           The Bank has received from the Company a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment.

(b)           The Bank has received from the Company an amendment fee of $50,000.

(c)           The Bank has received from the Company a copy of a resolution passed by the board of directors of such corporation, certified by the Secretary or an Assistant Secretary of such corporation as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment.

(d)           The Company shall have delivered to the Bank a certificate signed by an appropriate officer of the Company in form and substance satisfactory to the Bank to the effect that: (i) all representations and warranties contained herein are true and correct as of the Effective Date and (ii) as of the Effective Date, no Default or Event of Default has occurred and is existing.

5.             Reservation of Rights.  The Company acknowledges and agrees that the execution and delivery by the Bank of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Bank to execute similar amendments under the same or similar circumstances in the future.

6.             Miscellaneous.

(a)           Except as herein expressly amended, all terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect and all references therein to such Credit Agreement shall henceforth refer to the Credit Agreement as amended by this Amendment.  This Amendment shall be deemed incorporated into, and a part of, the Credit Agreement.

(b)           This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

(c)           This Amendment shall be governed by and construed in accordance with the law of the State of California.

(d)           This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Bank of a facsimile transmitted document purportedly bearing the signature of the Company shall bind the Company with the same force and effect as the delivery of a hard copy original.  Any failure by the Bank to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Bank, and the Bank is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

(e)           This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein.  This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 9.03 of the Credit Agreement.

(f)            If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

(g)           The Company covenants to pay to or reimburse the Bank, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment, including without limitation appraisal, audit, search and filing fees incurred in connection therewith.

[Remainder of this page is intentionally left blank.  Signature page to follow.]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

NATIONAL SEMICONDUCTOR CORPORATION

By:	/s/ Robert E. DeBarr
	Name:	Robert E. DeBarr
	Title:	Treasurer

By:	/s/ Lewis Chew
	Name:	Lewis Chew
	Title:	CFO

BANK OF AMERICA, N.A.

By:	/s/ Christina Felsing
	Name:	Christina Felsing
	Title:	Vice President

SIGNATURE PAGE TO
FIRST AMENDMENT TO CREDIT AGREEMENT